FINANCIAL STATEMENTS

SBL Variable Annuity Account XVII

Year Ended December 31, 2025

With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account XVII

Financial Statements

Year Ended December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and

Contract Owners of SBL Variable Annuity Account XVII

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account XVII (the Separate Account), as of December 31, 2025 and the related statements of operations and change in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 2003.

Kansas City, Missouri

April 24, 2026

Appendix

Subaccounts comprising SBL Variable Annuity Account XVII

Subaccounts	Statements of operations and changes in net assets
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2025
Invesco V.I. Equity and Income	For each of the two years in the period ended December 31, 2025
Invesco V.I. Global Real Estate	For each of the two years in the period ended December 31, 2025
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2025
MFS® VIT Total Return	For each of the two years in the period ended December 31, 2025
NAA All Cap Value Series	For each of the two years in the period ended December 31, 2025
NAA Small Cap Value Series	For each of the two years in the period ended December 31, 2025
PIMCO VIT All Asset	For each of the two years in the period ended December 31, 2025
PIMCO VIT Low Duration	For each of the two years in the period ended December 31, 2025
PIMCO VIT Real Return	For each of the two years in the period ended December 31, 2025

SBL Variable Annuity Account XVII

Statements of Net Assets

December 31, 2025

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values
Guggenheim VIF Total Return Bond	—	$—	$—	$—	—	$12.75	$12.75
Invesco V.I. Equity and Income	12,917	207,613	234,063	234,063	13,612	17.22	17.22
Invesco V.I. Global Real Estate	214	3,315	3,036	3,036	166	18.22	18.22
Invesco V.I. Government Money Market	103,063	103,063	103,063	103,063	13,128	7.85	9.85
MFS® VIT Total Return	711	15,374	16,108	16,108	1,104	14.59	14.59
NAA All Cap Value Series	1,169	32,535	34,851	34,851	981	35.56	35.56
NAA Small Cap Value Series	174	6,089	6,396	6,396	169	37.81	37.81
PIMCO VIT All Asset	15,971	165,021	153,001	153,001	13,047	11.45	19.94
PIMCO VIT Low Duration	2,267	23,073	22,172	22,172	1,945	11.40	11.40
PIMCO VIT Real Return	1,252	16,067	15,037	15,037	1,082	13.90	13.90

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XVII

Statements of Operations and Change in Net Assets

Years Ended December 31, 2025 and 2024, Except as Noted

	Guggenheim VIF Total Return Bond	Invesco V.I. Equity and Income	Invesco V.I. Global Real Estate
Net assets as of December 31, 2023	$838	$229,112	$3,377

Investment income (loss):
Dividend distributions	—	4,075	86
Investment Expenses:
Mortality and expense risk and administrative charges	(6)	(3,775)	(65)

Net investment income (loss)	(6)	300	21

Increase (decrease) in net assets from operations:
Capital gain distributions	—	9,955	—
Realized capital gain (loss) on investments	46	8,270	(30)
Change in unrealized appreciation (depreciation)	(55)	8,158	(109)

Net gain (loss) on investments	(9)	26,383	(139)

Net increase (decrease) in net assets from operations	(15)	26,683	(118)

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(823)	(67,794)	(199)
Transfers between subaccounts, net	—	48,751	—
Maintenance charges and mortality adjustments	—	(969)	—

Increase (decrease) in net assets from contract transactions	(823)	(20,012)	(199)

Total increase (decrease) in net assets	(838)	6,671	(317)

Net assets as of December 31, 2024	$—	$235,783	$3,060

Investment income (loss):
Dividend distributions	—	4,291	65
Investment Expenses:
Mortality and expense risk and administrative charges	—	(3,298)	(61)

Net investment income (loss)	—	993	4

Increase (decrease) in net assets from operations:
Capital gain distributions	—	12,310	—
Realized capital gain (loss) on investments	—	2,998	(27)
Change in unrealized appreciation (depreciation)	—	7,685	200

Net gain (loss) on investments	—	22,993	173

Net increase (decrease) in net assets from operations	—	23,986	177

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	(24,795)	(201)
Transfers between subaccounts, net	—	(21)	—
Maintenance charges and mortality adjustments	—	(890)	—

Increase (decrease) in net assets from contract transactions	—	(25,706)	(201)

Total increase (decrease) in net assets	—	(1,720)	(24)

Net assets as of December 31, 2025	$—	$234,063	$3,036

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XVII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	Invesco V.I. Government Money Market	MFS® VIT Total Return	NAA All Cap Value Series
Net assets as of December 31, 2023	$1,293	$31,206	$33,022

Investment income (loss):
Dividend distributions	2,023	741	563
Investment Expenses:
Mortality and expense risk and administrative charges	(618)	(391)	(691)

Net investment income (loss)	1,405	350	(128)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,590	1,786
Realized capital gain (loss) on investments	—	1,499	630
Change in unrealized appreciation (depreciation)	—	(907)	463

Net gain (loss) on investments	—	2,182	2,879

Net increase (decrease) in net assets from operations	1,405	2,532	2,751

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(28,783)	(18,192)	(2,185)
Transfers between subaccounts, net	138,312	(49)	—
Maintenance charges and mortality adjustments	(189)	(117)	—

Increase (decrease) in net assets from contract transactions	109,340	(18,358)	(2,185)

Total increase (decrease) in net assets	110,745	(15,826)	566

Net assets as of December 31, 2024	$112,038	$15,380	$33,588

Investment income (loss):
Dividend distributions	3,897	407	521
Investment Expenses:
Mortality and expense risk and administrative charges	(1,381)	(208)	(677)

Net investment income (loss)	2,516	199	(156)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,198	7,653
Realized capital gain (loss) on investments	—	34	214
Change in unrealized appreciation (depreciation)	—	14	(4,187)

Net gain (loss) on investments	—	1,246	3,680

Net increase (decrease) in net assets from operations	2,516	1,445	3,524

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(11,086)	(653)	(2,261)
Transfers between subaccounts, net	1	—	—
Maintenance charges and mortality adjustments	(406)	(64)	—

Increase (decrease) in net assets from contract transactions	(11,491)	(717)	(2,261)

Total increase (decrease) in net assets	(8,975)	728	1,263

Net assets as of December 31, 2025	$103,063	$16,108	$34,851

The accompanying notes are an integral part of these financial statements.

5

SBL Variable Annuity Account XVII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	NAA Small Cap Value Series	PIMCO VIT All Asset	PIMCO VIT Low Duration
Net assets as of December 31, 2023	$6,727	$154,587	$24,599

Investment income (loss):
Dividend distributions	82	10,266	960
Investment Expenses:
Mortality and expense risk and administrative charges	(136)	(2,135)	(477)

Net investment income (loss)	(54)	8,131	483

Increase (decrease) in net assets from operations:
Capital gain distributions	301	—	—
Realized capital gain (loss) on investments	133	(7,027)	(176)
Change in unrealized appreciation (depreciation)	60	2,999	270

Net gain (loss) on investments	494	(4,028)	94

Net increase (decrease) in net assets from operations	440	4,103	577

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(433)	(44,422)	(2,320)
Transfers between subaccounts, net	—	29,968	—
Maintenance charges and mortality adjustments	—	(581)	—

Increase (decrease) in net assets from contract transactions	(433)	(15,035)	(2,320)

Total increase (decrease) in net assets	7	(10,932)	(1,743)

Net assets as of December 31, 2024	$6,734	$143,655	$22,856

Investment income (loss):
Dividend distributions	69	6,909	910
Investment Expenses:
Mortality and expense risk and administrative charges	(126)	(1,984)	(454)

Net investment income (loss)	(57)	4,925	456

Increase (decrease) in net assets from operations:
Capital gain distributions	1,287	—	—
Realized capital gain (loss) on investments	14	(1,244)	(86)
Change in unrealized appreciation (depreciation)	(1,182)	14,052	415

Net gain (loss) on investments	119	12,808	329

Net increase (decrease) in net assets from operations	62	17,733	785

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(400)	(7,820)	(1,469)
Transfers between subaccounts, net	—	(18)	—
Maintenance charges and mortality adjustments	—	(549)	—

Increase (decrease) in net assets from contract transactions	(400)	(8,387)	(1,469)

Total increase (decrease) in net assets	(338)	9,346	(684)

Net assets as of December 31, 2025	$6,396	$153,001	$22,172

The accompanying notes are an integral part of these financial statements.

6

SBL Variable Annuity Account XVII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

PIMCO VIT Real Return
Net assets as of December 31, 2023	$17,055

Investment income (loss):
Dividend distributions	431
Investment Expenses:
Mortality and expense risk and administrative charges	(325)

Net investment income (loss)	106

Increase (decrease) in net assets from operations:
Capital gain distributions	—
Realized capital gain (loss) on investments	(264)
Change in unrealized appreciation (depreciation)	177

Net gain (loss) on investments	(87)

Net increase (decrease) in net assets from operations	19

Contract owner transactions:
Variable annuity deposits	—
Terminations, withdrawals and annuity payments	(1,909)
Transfers between subaccounts, net	—
Maintenance charges and mortality adjustments	—

Increase (decrease) in net assets from contract transactions	(1,909)

Total increase (decrease) in net assets	(1,890)

Net assets as of December 31, 2024	$15,165

Investment income (loss):
Dividend distributions	520
Investment Expenses:
Mortality and expense risk and administrative charges	(308)

Net investment income (loss)	212

Increase (decrease) in net assets from operations:
Capital gain distributions	—
Realized capital gain (loss) on investments	(88)
Change in unrealized appreciation (depreciation)	751

Net gain (loss) on investments	663

Net increase (decrease) in net assets from operations	875

Contract owner transactions:
Variable annuity deposits	—
Terminations, withdrawals and annuity payments	(1,003)
Transfers between subaccounts, net	—
Maintenance charges and mortality adjustments	—

Increase (decrease) in net assets from contract transactions	(1,003)

Total increase (decrease) in net assets	(128)

Net assets as of December 31, 2025	$15,037

The accompanying notes are an integral part of these financial statements.

7

SBL Variable Annuity Account XVII

Notes to Financial Statements

December  31, 2025

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account XVII (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for two product groups that comprise the Account, ClassicStrategies and ThirdFed, are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
BNY Mellon IP Technology Growth	Service	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
Guggenheim VIF High Yield	—	Security Investors, LLC	—
Guggenheim VIF Total Return Bond	—	Security Investors, LLC	—
Invesco V.I. American Value	Series II	Invesco Advisers, Inc	—
Invesco V.I. Equity and Income	Series II	Invesco Advisers, Inc	—
Invesco V.I. EVQ International Equity Fund	Series II	Invesco Advisers, Inc	—
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc	Invesco Asset Management Ltd
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—
Invesco V.I. Health Care	Series I	Invesco Advisers, Inc	—
Invesco V.I. Main Street Mid Cap Fund®	Series II	Invesco Advisers, Inc	—
Invesco V.I. Main Street Small Cap Fund®	Series II	Invesco Advisers, Inc	—
LVIP American Century Ultra	Service Class	American Century Investment Management, Inc	—
LVIP American Century Value	Service Class	American Century Investment Management, Inc	—
MFS® VIT Total Return	Service	Massachusetts Financial Services Company	—
NAA All Cap Value Series	—	Security Investors, LLC	—
NAA Large Cap Value Series	—	Security Investors, LLC	—
NAA Large Core Series	—	Security Investors, LLC	—
NAA Large Growth Series	—	Security Investors, LLC	—
NAA Mid Growth Series	—	Security Investors, LLC	—
NAA Small Cap Value Series	—	Security Investors, LLC	—
NAA Small Growth Series	—	Security Investors, LLC	—
NAA Smid-Cap Value Series	—	Security Investors, LLC	—
NAA World Equity Income Series	—	Security Investors, LLC	—
Neuberger Berman AMT Quality Equity Portfolio	Class S	Neuberger Berman Investment Advisers LLC	—
PIMCO VIT All Asset	Administrative	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company, LLC	—

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

SBL Variable Annuity Account XVII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Twenty-seven subaccounts are currently offered by the Account. The following subaccounts had no activity for two consecutive years and are not included in the Statements of Net Assets or the Statements of Operations and Change in Net Assets:

Subaccount
BNY Mellon IP Technology Growth
Guggenheim VIF High Yield
Invesco V.I. American Value
Invesco V.I. EVQ International Equity Fund
Invesco V.I. Health Care
Invesco V.I. Main Street Mid Cap Fund®
Invesco V.I. Main Street Small Cap Fund®
LVIP American Century Ultra
LVIP American Century Value
NAA Large Cap Value Series
NAA Large Core Series
NAA Large Growth Series
NAA Mid Growth Series
NAA Small Growth Series
NAA Smid-Cap Value Series
NAA World Equity Income Series
Neuberger Berman AMT Quality Equity Portfolio

During the current year the following subaccount name change was made effective:

Date	New Name	Old Name
July 28, 2025	Neuberger Berman AMT Quality Equity Portfolio	Neuberger Berman AMT Sustainable Equity

Investment Valuation

Investments in mutual fund shares are carried in the Statements of Net Assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2025 were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Invesco V.I. Equity and Income	$16,601	$29,004
Invesco V.I. Global Real Estate	65	262
Invesco V.I. Government Money Market	3,898	12,873
MFS® VIT Total Return	1,605	925
NAA All Cap Value Series	8,174	2,938
NAA Small Cap Value Series	1,356	526
PIMCO VIT All Asset	6,909	10,371
PIMCO VIT Low Duration	910	1,923
PIMCO VIT Real Return	520	1,311

SBL Variable Annuity Account XVII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the Statements of Net Assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

As of December 31, 2025, annuity reserves have not been established, as there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

SBL Variable Annuity Account XVII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

The Account had no financial liabilities as of December 31, 2025.

Segment Disclosures

An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is Brian Beckett, Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statements of Net Assets as “Net Assets” and significant segment expenses are listed on the accompanying Statements of Operations and Change in Net Assets.

2. Variable Annuity Contract Charges

ClassicStrategies

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.85% of the average daily net asset.

Administrative Charge: SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the Statements of Operations and Change in Net Assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the Statements of Operations and Change in Net Assets under the Maintenance charges and mortality adjustments line item may include the following:

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 8% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•	Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of contract value, not to exceed a total charge of 0.95% of the contract value.

ThirdFed

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.15% of the average daily net asset value.

Administrative Charge: SBL deducts a daily administration charge equivalent to an annual rate of 0.15% for the Guggenheim VIF Managed Asset Allocation, Invesco V.I. Government Money Market, MFS VIT Total Return and PIMCO VIT All Asset subaccounts; 0.30% for the Invesco V.I. Equity and Income subaccount; and 0.55% for the Invesco V.I. Conservative Balanced subaccount of the average daily net asset value.

These charges are presented as expenses on the Statements of Operations and Change in Net Assets under Mortality and expense risk and administrative charges line item.

SBL Variable Annuity Account XVII

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the Statements of Operations and Change in Net Assets under the Maintenance charges and mortality adjustments line item may include the following:

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first five years of the contract.

•	Rider Charge: SBL deducts a monthly charge for each rider, equal to a percentage of the contract value, not to exceed a total charge of 0.75% of the contract value.

SBL Variable Annuity Account XVII

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2025 and 2024 were as follows:

	2025			2024
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Guggenheim VIF Total Return Bond	—	—	—	—	(70)	(70)
Invesco V.I. Equity and Income	414	(1,556)	(1,142)	3,655	(4,245)	(590)
Invesco V.I. Global Real Estate	—	(11)	(11)	—	(11)	(11)
Invesco V.I. Government Money Market	402	(1,456)	(1,054)	17,681	(3,636)	14,045
MFS® VIT Total Return	34	(50)	(16)	65	(1,284)	(1,219)
NAA All Cap Value Series	—	(65)	(65)	—	(65)	(65)
NAA Small Cap Value Series	—	(11)	(11)	—	(12)	(12)
PIMCO VIT All Asset	383	(743)	(360)	3,221	(4,171)	(950)
PIMCO VIT Low Duration	—	(130)	(130)	—	(212)	(212)
PIMCO VIT Real Return	—	(72)	(72)	—	(146)	(146)

SBL Variable Annuity Account XVII

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2025 were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF Total Return Bond
2025	—	12.75	12.75	—	—	1.95	1.95	5.37	5.37
2024	—	12.10	12.10	—	—	1.95	1.95	1.09	1.09
2023	70	11.97	11.97	838	0.06	1.95	1.95	4.82	4.82
2022	412	11.42	11.42	4,693	0.03	1.95	1.95	(17.78)	(17.78)
2021	412	13.89	13.89	5,707	0.02	1.95	1.95	(2.32)	(2.32)
Invesco V.I. Equity and Income
2025	13,612	17.22	17.22	234,063	1.83	1.45	1.45	7.62	7.62
2024	14,754	16.00	16.00	235,783	0.02	1.45	1.45	7.02	7.02
2023	15,344	14.95	14.95	229,112	0.02	1.45	1.45	5.43	5.43
2022	16,268	14.18	14.18	230,405	0.01	1.45	1.45	(11.71)	(11.71)
2021	16,459	16.06	16.06	264,087	0.02	1.45	1.45	13.18	13.18
Invesco V.I. Global Real Estate
2025	166	18.22	18.22	3,036	2.13	1.95	1.95	5.75	5.75
2024	177	17.23	17.23	3,060	0.03	1.95	1.95	(3.74)	(3.74)
2023	188	17.90	17.90	3,377	0.01	1.95	1.95	6.93	6.93
2022	200	16.74	16.74	3,357	0.03	1.95	1.95	(26.39)	(26.39)
2021	213	22.74	22.74	4,857	0.03	1.95	1.95	23.25	23.25
Invesco V.I. Government Money Market
2025	13,128	7.85	9.85	103,063	3.62	1.30	1.95	(0.63)	1.76
2024	14,182	7.90	9.68	112,038	0.04	1.30	1.95	0.25	2.65
2023	137	9.43	9.43	1,293	0.05	1.95	1.95	2.61	2.61
2022	147	9.19	9.19	1,343	0.01	1.95	1.95	(0.76)	(0.76)
2021	147	9.26	9.26	1,357	—	1.95	1.95	(1.91)	(1.91)

SBL Variable Annuity Account XVII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
MFS® VIT Total Return
2025	1,104	14.59	14.59	16,108	2.59	1.30	1.30	6.26	6.26
2024	1,120	13.73	13.73	15,380	0.03	1.30	1.30	2.92	2.92
2023	2,339	13.34	13.34	31,206	0.02	1.30	1.30	5.54	5.54
2022	2,380	12.64	12.64	30,075	0.01	1.30	1.30	(13.60)	(13.60)
2021	2,425	14.63	14.63	35,480	0.02	1.30	1.30	9.02	9.02
NAA All Cap Value Series
2025	981	35.56	35.56	34,851	1.52	1.95	1.95	10.68	10.68
2024	1,046	32.13	32.13	33,588	0.02	1.95	1.95	8.07	8.07
2023	1,111	29.73	29.73	33,022	0.02	1.95	1.95	6.41	6.41
2022	1,551	27.94	27.94	43,312	0.01	1.95	1.95	(3.09)	(3.09)
2021	1,628	28.83	28.83	46,913	0.02	1.95	1.95	24.48	24.48
NAA Small Cap Value Series
2025	169	37.81	37.81	6,396	1.05	1.95	1.95	1.29	1.29
2024	180	37.33	37.33	6,734	0.01	1.95	1.95	6.38	6.38
2023	192	35.09	35.09	6,727	0.02	1.95	1.95	8.14	8.14
2022	808	32.45	32.45	26,285	0.01	1.95	1.95	(5.61)	(5.61)
2021	822	34.38	34.38	28,303	0.01	1.95	1.95	23.71	23.71
PIMCO VIT All Asset
2025	13,047	11.45	19.94	153,001	4.66	1.30	1.95	9.36	11.96
2024	13,407	10.47	17.81	143,655	0.07	1.30	1.95	(0.66)	1.71
2023	14,357	10.54	17.51	154,587	0.03	1.30	1.95	3.64	6.06
2022	14,946	10.17	16.51	155,229	0.08	1.30	1.95	(15.60)	(13.56)
2021	15,082	12.05	19.10	185,469	0.12	1.30	1.95	11.37	13.96
PIMCO VIT Low Duration
2025	1,945	11.40	11.40	22,172	4.04	1.95	1.95	3.45	3.45
2024	2,075	11.02	11.02	22,856	0.04	1.95	1.95	2.42	2.42
2023	2,287	10.76	10.76	24,599	0.04	1.95	1.95	2.97	2.97
2022	2,427	10.45	10.45	25,360	0.02	1.95	1.95	(7.60)	(7.60)
2021	2,580	11.31	11.31	29,164	0.01	1.95	1.95	(2.84)	(2.84)

SBL Variable Annuity Account XVII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT Real Return
2025	1,082	13.90	13.90	15,037	3.44	1.95	1.95	5.78	5.78
2024	1,154	13.14	13.14	15,165	0.03	1.95	1.95	0.15	0.15
2023	1,300	13.12	13.12	17,055	0.03	1.95	1.95	1.63	1.63
2022	1,894	12.91	12.91	24,345	0.07	1.95	1.95	(13.59)	(13.59)
2021	1,979	14.94	14.94	29,451	0.05	1.95	1.95	3.53	3.53

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative, rider and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The disclosed range represents the lowest expense ratio to highest expense ratio, respectively. Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.